UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

NII HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (I.R.S. Employer Identification No.)

10700 Parkridge Boulevard, Suite 600 Reston, Virginia (Address of principal executive offices)	20191 (Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 1, 2005, we announced the removal of the suspension that we previously placed on the availability of two Registration Statements on Form S-3 relating to the resale of our 3.5% Convertible Notes due 2033 and our 2.875% Convertible Notes due 2034. We had suspended their availability on October 28, 2004 in order to amend our 2003 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for the first and second quarters of 2004 to restate our financial statements. We amended these reports and our Quarterly Report on Form 10-Q for the third quarter of 2004 on March 28, 2005.

     We have attached copies of the notices that remove the suspension described above as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Notices of removal of suspension of registration statements, dated April 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
Date: April 1, 2005	By:	/s/ Robert J. Gilker
Robert J. Gilker
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notices of removal of suspension of registration statements, dated April 1, 2005.